Exhibit 10 (g)
         1.              AMENDMENT TO
              THE BANK OF NEW YORK COMPANY, INC.
                     EXCESS BENEFIT PLAN


          WHEREAS, The Bank of New York Company, Inc. Excess Benefit Plan (the "Excess Benefit Plan") was amended and restated, effective as of July 10, 1990; and
          WHEREAS, Section 17 of the Excess Benefit Plan provides that the Board of Directors of The Bank of New York Company, Inc. may amend the Excess Benefit Plan at any time, except in certain respects not material hereto; and
          WHEREAS, the Board of Directors desires to amend the Excess Benefit Plan;
          NOW, THEREFORE, the Excess Benefit Plan is hereby amended in the following respects, effective as of August 11, 1994:
          1. Section 2 of the Plan is amended by amending the last sentence thereof to read as follows:
       Notwithstanding the foregoing, no employee shall be a Participant in Part I of the Plan if he is eligible for benefits under (i) the Excess Benefit Plan of Irving Bank Corporation and Affiliated Companies,
       (ii) Appendix A to the Plan or (iii) the Preservation of Benefits Plan of National Community Bank of New Jersey.

          2. Section 10 of the Plan is amended by amending the last sentence thereof to read as follows:
       Notwithstanding the foregoing, no employee shall be a Participant in Part II of the Plan if he is eligible for benefits under (i) the Excess Benefit Plan of Irving Bank Corporation and Affiliated Companies,
       (ii) Appendix A to the Plan or (iii) the Preservation of Benefits Plan of National Community Bank of New Jersey.

          3.  The following Appendix is added to the Plan:

                          APPENDIX A

            Special Retirement Benefits for Former
         Participants in the Preservation of Benefits
        Plan of National Community Bank of New Jersey

          Notwithstanding any other provision of the Plan to the contrary, effective as of August 11, 1994, the provisions of this Appendix A shall be applicable to persons who were participants in the Preservation of Benefits Plan of National Community Bank of New Jersey (the "POB") on August 10, 1994. Each such participant is referred to hereinafter as a "POB Participant".

          Effective as of August 11, 1994, the Company shall pay to each POB Participant, or to his beneficiary after his death, the benefit to which the Participant (or beneficiary) is entitled pursuant to the terms of the POB as in effect on August 10, 1994. Such benefit shall be paid in accordance with the provisions of the POB.


          IN WITNESS WHEREOF, The Bank of New York Company,
  Inc. has caused this Amendment to be executed by its duly authorized officers this 10th day of May, 1994.

                              \s\ Alan Griffith
  ATTEST:

  \s\ Jacqueline McSwiggan

      Assistant Secretary